Exhibit 10.36

AMENDMENT

To

HPG Participation Agreement

HealthTrust Purchasing Group, L.P. (“HPG”) and CHSPSC, LLC (“CHSPSC”) hereby agree to amend the January 1, 2005 HPG Participation Agreement between HPG and Community Health Systems Professional Services Corporation (“CHS”), the “Participant” thereunder, such agreement hereinafter referred to as the “Participation Agreement”, as stated below.

WHEREAS, CHS reorganized into a limited liability company effective January 1, 2015;

WHEREAS, as a result of such transaction all rights and obligations of CHS under the Participation Agreement were merged into CHSPSC by operation of law; and

WHEREAS, the new legal name for Participant is now “CHSPSC, LLC”.

NOW, THEREFORE, in consideration of the premises, HPG and CHSPSC hereby agree as follows:

1.	The effective date of this Amendment is January 1, 2015.

2.	The Participation Agreement is hereby amended to change the name of the Participant to “CHSPSC, LLC”, with its principal place of business located at 4000 Meridian Blvd., Franklin, TN 37067.

3.	Section 12, Notices, is hereby deleted and replaced with the following:

Notices.

All notices or other communications required or permitted under this Agreement shall be in writing and sent by express delivery service, with proof of delivery, electronic mail with receipt acknowledgement or delivered personally. Notices shall be deemed to have been given upon receipt. Notices shall be addressed to each Party as set forth below:

Address for Notice:

Vice-President, Sales and Marketing

HealthTrust Purchasing Group, L.P.

155 Franklin Road, Suite 400

Brentwood, Tennessee 37027

Email: CorpDLSalesNotice@Healthtrustpg.com

Fax No. (615) 344-3164

With a copy to:

Chief Legal Officer

HealthTrust Purchasing Group, L.P.

155 Franklin Road, Suite 400

Brentwood, Tennessee 37027

Email: CorpDLLegalNotice@Healthtrustpg.com

Fax No. (855-347-7805)

Participant:

Executive Vice President – Administration

CHSPSC, LLC

4000 Meridian Blvd.

Franklin, TN 37067

Email: marty_schweinhart@chs.net

Fax No.: 615/465-3013

With a copy to:

Executive Vice President & General Counsel

CHSPSC, LLC

4000 Meridian Blvd.

Franklin, TN 37067

Email: rachel_seifert@chs.net

Fax No.: 615/373-9704

IN WITNESS WHEREOF, the parties hereby indicate their acceptance of the terms of this Amendment by the signatures of their authorized representatives below.

HealthTrust Purchasing Group, L.P.

by its general partner, HPG Enterprises, LLC

HealthTrust Signee: /s/ Doug Swanson

HealthTrust Signee Name: Doug Swanson

HealthTrust Signee Title: Senior Vice President

HealthTrust Signature Date: 1/13/2015

CHSPSC, LLC Participant Signee: /s/ Rachel A. Seifert Participant Signee Name: Rachel A. Seifert Participant Signee Title: Executive Vice President Participant Signature Date: 1/12/2015